U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Act of 1934

     Date of Report (Date of earliest event reported): September 29, 1999


                            Metro Global Media, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                         0-21634                    65-0025871
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 (State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                 File Number)            Identification No.)

         1060 Park Avenue, Cranston, Rhode Island                    02910
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       (Address of principal executive offices)                   (Zip Code)

                                (401) 942-7876
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             (Registrant's telephone number, including area code)


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        (Former name or former address, if changed since last report)

Item 2      Acquisition or Disposition of Assets

     On September 29, 1999, Metro Global Media, Inc. ("Metro Global") consummated the sale of its wholly-owned subsidiary Fanzine International, Inc. ("Fanzine") to Robert Maiello, Philip P. Salvatore, Bart Senior and Michael Levine, the former Fanzine shareholders (the "Former Shareholders"), and Goldtree Publishing, Inc., a company controlled by them ("Goldtree"), pursuant to a Rescission and Purchase Agreement, dated September 29, 1999, by and among Metro Global, Metro, Inc., Fanzine, Goldtree, and the Former Shareholders. Fanzine operated Metro Global's publishing segment and published a series of monthly, bi-monthly, and event-driven magazines, as well as calendars and "how-to" digest. Metro Global acquired Fanzine in July 1998 for $4 million in cash and one million shares of Metro Global's common stock.

     As consideration for this sale of Fanzine's stock, Metro Global is scheduled to receive total payments of $4.5 million and receive back the one million shares of its common stock held by the Former Shareholders. Payment of the $4.5 million is schedule to be paid as follows: $1 million is due by October 31, 1999; $1 million is due by November 30, 1999; $1 million is due by May 31, 2000; and $1.5 million is due by August 31, 2000.

Item 7    Financial Statements and Exhibits

          (b)  Pro forma financial information

               (1) Pro forma financial statements which give effect to the disposition of Fanzine are currently unavailable. Registrant plans to file the pro forma financial statements within 60 days.

          (c) Exhibit 2.1 - Rescission and Purchase Agreement by and among Metro Global Media, Inc., Metro, Inc., Fanzine International, Inc., Goldtree Publishing, Inc., Robert Maiello, Philip P. Salvatore, Bart Senior and Michael Levine.

               Exhibit 2.2 - Security Agreement between Fanzine International, Inc. and Metro Global Media, Inc.

               Exhibit 2.3 - Security Agreement between Fanzine International, Inc. and Metro Global Media, Inc.

               Exhibit 2.4 - Promissory Note from Robert Maiello, Michael Levine, Bart Senior and Philip P. Salvatore to Metro Global Media, Inc.

               Exhibit 2.5 - Promissory Note from Goldtree Publishing, Inc. to Metro Global Media, Inc.

               Exhibit 2.6 - Personal Guarantee of Michael Levine

               Exhibit 2.7 - Personal Guarantee of Robert Maiello

               Exhibit 2.8 - Personal Guarantee of Philip Salvatore

               Exhibit 2.9 - Personal Guarantee of Bart Senior


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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    METRO GLOBAL MEDIA, INC.


                                    By: /s/ Janet Hoey
                                    ------------------
                                            JANET HOEY,
                                            TREASURER

October 4, 1999

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